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                                                                  EXHIBIT 10.167

June 28, 2000

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Gentlemen:

We have read Item 4 of Form 8-K dated June 28, 2000, of Wilshire Technologies, Inc. and are in agreement with the statements contained in the fourth paragraph on page herein. We have no basis to agree or disagree with other statements of the registrant contained therein.

                                            /s/ Ernst & Young LLP